                                                                   EXHIBIT 10.12

                             TAX SHARING AGREEMENT

                                    BETWEEN

                                SERACARE, INC.

                                      AND

                         SERACARE LIFE SCIENCES, INC.



                                 JUNE 10, 2001

                                      -1-
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                               TABLE OF CONTENTS

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                                                     ARTICLE I

                                                    DEFINITIONS

Section 1.1    Action.....................................................................................     1
Section 1.2    Ancillary Agreements.......................................................................     1
Section 1.3    Code.......................................................................................     1
Section 1.4    Disputes...................................................................................     1
Section 1.5    Distribution...............................................................................     1
Section 1.6    Distribution Date..........................................................................     1
Section 1.7    Final Determination........................................................................     1
Section 1.8    Income Tax.................................................................................     2
Section 1.9    Income Tax Liability.......................................................................     2
Section 1.10   Income Tax Return..........................................................................     2
Section 1.11   Indemnified Party..........................................................................     2
Section 1.12   Indemnifying Party.........................................................................     2
Section 1.13   IRS........................................................................................     2
Section 1.14   Merger.....................................................................................     2
Section 1.15   Merger Agreement...........................................................................     2
Section 1.16   Person.....................................................................................     2
Section 1.17   Post-Distribution Tax Attribute............................................................     3
Section 1.18   Post-Distribution Taxable Period...........................................................     3
Section 1.19   Pre-Distribution Tax Attribute.............................................................     3
Section 1.20   Pre-Distribution Taxable Period............................................................     3
Section 1.21   Proceeding.................................................................................     3
Section 1.22   Refund.....................................................................................     3
Section 1.23   Separation Agreement.......................................................................     3
Section 1.24   SeraCare Consolidated Federal Return.......................................................     3
Section 1.25   SeraCare Consolidated Group................................................................     3
Section 1.26   SeraCare Consolidated Returns..............................................................     3
Section 1.27   SeraCare Consolidated Return Period........................................................     3
Section 1.28   SeraCare Consolidated Tax Liability........................................................     4
Section 1.29   SeraCare State and Local Returns...........................................................     4
Section 1.30   Subsidiary.................................................................................     4
Section 1.31   Tax Attribute..............................................................................     4
Section 1.32   Taxing Jurisdiction........................................................................     4
Section 1.33   Life Sciences..............................................................................     4
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                               TABLE OF CONTENTS
                                  (continued)


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                                                 ARTICLE II

                            PREPARATION AND FILING OF TAX RETURNS; PAYMENT OF TAX

Section 2.1    Federal Returns of SeraCare............................................................      4
Section 2.2    State and Local Returns of SeraCare....................................................      5
Section 2.3    Income Tax Liability...................................................................      6
Section 2.4    Life Sciences Separate Returns and Income Tax Liability................................      6

                                                 ARTICLE III

                                      INDEMNIFICATION FOR INCOME TAXES

Section 3.1    Indemnification by SeraCare............................................................      6
Section 3.2    Indemnification by Life Sciences.......................................................      6

                                                 ARTICLE IV

                                             INCOME TAX CONTESTS

Section 4.1    Notification...........................................................................      7
Section 4.2    Proceedings Involving SeraCare.........................................................      7
Section 4.3    Power of Attorney......................................................................      7

                                                  ARTICLE V

                     APPORTIONMENT OF TAX ATTRIBUTES; REFUNDS; TAX SHARING AGREEMENTS

Section 5.1    Apportionment of Tax Attributes........................................................      8
Section 5.2    Refunds................................................................................      8
Section 5.3    Carrybacks.............................................................................      8
Section 5.4    Retention of Carryovers................................................................      8
Section 5.5    Tax Sharing Agreements.................................................................      8

                                                 ARTICLE VI

                                   COOPERATION AND EXCHANGE OF INFORMATION

Section 6.1    Cooperation............................................................................      8
Section 6.2    Retention of Records...................................................................      9
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                               TABLE OF CONTENTS
                                  (continued)

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                                                    ARTICLE VII

                                                     PAYMENTS

Section 7.1    Method of Payment......................................................................      9
Section 7.2    Interest...............................................................................      9
Section 7.3    Characterization of Payments...........................................................     10
Section 7.4    Time of Indemnification Payment........................................................     10

                                                ARTICLE VIII

                                          MISCELLANEOUS PROVISIONS

Section 8.1    Entire Agreement.......................................................................     10
Section 8.2    Dispute Resolution.....................................................................     10
Section 8.3    Governing Law..........................................................................     10
Section 8.4    Notices................................................................................     10
Section 8.5    Agent..................................................................................     10
Section 8.6    Amendment..............................................................................     11
Section 8.7    Counterparts...........................................................................     11
Section 8.8    Binding Effect; Assignment.............................................................     11
Section 8.9    Severability...........................................................................     11
Section 8.10   Waiver of Breach.......................................................................     11
Section 8.11   Amendment and Execution................................................................     11
Section 8.12   Authority..............................................................................     11
Section 8.13   Descriptive Headings...................................................................     11
Section 8.14   Gender and Number......................................................................     12
Section 8.15   Additional Assurances..................................................................     12
Section 8.16   Force Majeure..........................................................................     12
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                                     -iii-

                             TAX SHARING AGREEMENT

         This Tax Sharing Agreement (this "Agreement") is entered into as of June 10, 2001, by and between SeraCare, Inc., a Delaware corporation ("SeraCare"), and SeraCare Life Sciences, Inc., a California corporation and wholly-owned subsidiary of SeraCare ("Life Sciences"). SeraCare and Life Sciences are sometimes referred to herein individually as a "party" or collectively as the "parties."

                                   RECITALS

         WHEREAS, pursuant to an Agreement and Plan of Merger dated June 10, 2001 (the "Merger Agreement") by and between SeraCare, Instituto Grifols, S.A., a company organized under the laws of Spain ("Grifols"), and SI Merger Corp., a Delaware corporation and wholly-owned subsidiary of Grifols, Grifols will acquire all of the outstanding stock of SeraCare by merging SI Merger Corp. with and into SeraCare (the "Merger");

         WHEREAS, as a condition of, and immediately prior to, the Merger, SeraCare will declare a pro rata distribution to its stockholders of all of the capital stock of Life Sciences (the "Distribution");

         WHEREAS, at the close of the business on the date the Distribution is effective, Life Sciences will cease to be a member of the SeraCare Consolidated Group (as defined below); and

         WHEREAS, as a result of the Distribution the parties hereto wish to provide for the payment of Income Taxes (as defined herein) and entitlement to refunds thereof, allocate responsibility and provide for cooperation in connection with the filing of returns in respect of Income Taxes, and provide for certain other matters relating to Income Taxes.

         NOW, THEREFORE, in consideration of the agreements herein contained and intending to be legally bound hereby, SeraCare and Life Sciences hereby agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

         For the purpose of this Agreement the following capitalized terms are defined in this Article I.

         Section 1.1  Action. "Action" means any action, claim, suit,
                      ------
arbitration, inquiry, proceeding or investigation by or before any court, any governmental, regulatory or other administrative agency or commission or any arbitration tribunal.

         Section 1.2  Ancillary Agreements. "Ancillary Agreements" has the
                      --------------------
meaning set forth in Section 2.1 of the Separation Agreement.

         Section 1.3  Code.  "Code" means the Internal Revenue Code of 1986, as
                      ----
amended.

         Section 1.4  Disputes.  "Disputes" has the meaning set forth in Section
                      --------
7.6 of the Separation Agreement.

         Section 1.5  Distribution.  "Distribution" has the meaning set forth in
                      ------------
the Recitals hereof.

         Section 1.6  Distribution Date. "Distribution Date" has the meaning set
                      -----------------
forth in Section 3.2(a) of the Separation Agreement.

         Section 1.7  Final Determination. "Final Determination" means the final
                      -------------------
resolution of liability for any Income Tax, which resolution may be for a specific issue or adjustment or for a taxable period: (i) by Internal Revenue Service Form 870 or 870-AD (or any successor forms thereto), on the date of acceptance by or on behalf of the taxpayer, or by a comparable form under the laws of a state or local Taxing Jurisdiction, except that a Form 870 or 870-AD or comparable form shall not constitute a Final Determination to the extent that it reserves (whether by its terms or by operation of law) the right of the taxpayer to file a claim for Refund or the right of the Taxing Jurisdiction to assert a further deficiency in respect of such issue or adjustment or for such taxable period (as the case may be); (ii) by a decision, judgment, decree, or other order by a court of competent jurisdiction, which has become final and unappealable; (iii) by a closing agreement or accepted offer in compromise under Sections 7121 or 7122 of the Code, or a comparable agreement under the laws of a state or local taxing jurisdiction; (iv) by any allowance of a Refund or credit in respect of an overpayment of Income Tax, but only after the expiration of all periods during which such Refund may be recovered (including by way of offset) by the jurisdiction imposing such Income Tax; or (v) by any other final disposition, including by reason of the expiration of the applicable statute of limitations or by mutual agreement of the parties.

         Section 1.8  Income Tax. "Income Tax" (a) means (i) any foreign or any
                      ----------
United States federal, state or local tax, charge, fee, impost, levy or other assessment that is based upon, measured by, or calculated with respect to (1) net income or profits (including, but not limited to, any capital gains, gross receipts, or minimum tax, and any tax on items of tax preference, but not including sales, use, value added, real property gains, real or personal property, transfer or similar taxes), or (2) multiple bases (including, but not limited to, corporate franchise, doing business or occupation taxes), if one or more of the bases upon which such tax may be based, by which it may be measured, or with respect to which it may be calculated is described in clause (a)(i)(1) of this definition, in either case, together with any interest and any penalties, fines, additions to tax or additional amounts imposed by any Taxing Jurisdiction with respect thereto and (b) shall include any liability in respect of an amount described in clause (a) of this definition resulting from the application of Treasury Regulations ss.1.1502-6 or similar provision under state or local law, or as a transferee.

         Section 1.9  Income Tax Liability.  "Income Tax Liability" means all
                      --------------------
liabilities for Income Taxes.

         Section 1.10 Income Tax Return. "Income Tax Return" means any return,
                      -----------------
report, filing, statement, questionnaire, declaration or other document that has been or is required to be filed with a Taxing Jurisdiction in respect of Income Taxes.

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          Section 1.11  Indemnified Party. "Indemnified Party" means any Person
                        -----------------
seeking indemnification pursuant to the provisions of this Agreement.

          Section 1.12  Indemnifying Party. "Indemnifying Party" means any party
                        ------------------
hereto from which any Indemnified Party is seeking indemnification pursuant to the provisions of this Agreement.

          Section 1.13  IRS.  "IRS" means the Internal Revenue Service.
                        ---

          Section 1.14  Merger. "Merger" has the meaning given that term in the
                        ------
Recitals hereof.

          Section 1.15  Merger Agreement. "Merger Agreement" has the meaning
                        ----------------
given that term in the Recitals hereof.

          Section 1.16  Person. "Person" means any individual, partnership,
                        ------
joint venture, limited liability company, corporation, association, joint stock company, trust, unincorporated organization or similar entity or a governmental authority or any department or agency or other unit thereof.

          Section 1.17  Post-Distribution Tax Attribute. "Post-Distribution Tax
                        -------------------------------
Attribute" means a Tax Attribute that arises in a Post-Distribution Taxable Period and can be carried back to a Pre-Distribution Taxable Period.

          Section 1.18  Post-Distribution Taxable Period. "Post-Distribution
                        --------------------------------
Taxable Period" means a taxable period that, to the extent it relates to Life Sciences and its Subsidiaries, begins after midnight on the Distribution Date.

          Section 1.19  Pre-Distribution Tax Attribute. "Pre-Distribution Tax
                        ------------------------------
Attribute" means a Tax Attribute that arises in a Pre-Distribution Taxable Period (including the taxable period in which the Distribution Date occurs) and can be carried to a Post-Distribution Taxable Period.

          Section 1.20  Pre-Distribution Taxable Period. "Pre-Distribution
                        -------------------------------
Taxable Period" means a taxable period that, to the extent it relates to Life Sciences and its Subsidiaries, ends on or before midnight on the Distribution Date.

          Section 1.21  Proceeding. "Proceeding" means any audit or other
                        ----------
examination, judicial or administrative proceeding relating to liability for, or Refunds or adjustments with respect to, Income Taxes.

          Section 1.22  Refund. "Refund" means any refund of Income Taxes,
                        ------
including any reduction in Income Tax Liabilities by means of a credit, offset or otherwise.

          Section 1.23  Separation Agreement. "Separation Agreement" means the
                        --------------------
Master Separation and Distribution Agreement dated as of the date hereof between the parties, to which this Agreement is attached as Exhibit F.

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          Section 1.24  SeraCare Consolidated Federal Return. "SeraCare
                        ------------------------------------
Consolidated Federal Return" means any consolidated federal Income Tax Return or amendment thereof of the SeraCare Consolidated Group for any SeraCare Consolidated Return Period.

          Section 1.25  SeraCare Consolidated Group. "SeraCare Consolidated
                        ---------------------------
Group" means SeraCare and, with respect to federal Income Taxes, the other members of the affiliated group of corporations (within the meaning of Section 1504(a) of the Code) of which SeraCare was the common parent prior to the Merger, and with respect to state or local Income Taxes, any other corporations with whom SeraCare filed or files a consolidated, combined or unitary Income Tax Return with SeraCare as the common parent. Notwithstanding the foregoing, Life Sciences shall cease to be a member of the SeraCare Consolidated Group after midnight on the Distribution Date, and shall not be a member of the SeraCare Consolidated Group for any Post-Distribution Taxable Period.

          Section 1.26  SeraCare Consolidated Returns. "SeraCare Consolidated
                        -----------------------------
Returns" means all SeraCare Consolidated Federal Returns and all SeraCare State and Local Returns.

          Section 1.27  SeraCare Consolidated Return Period. "SeraCare
                        -----------------------------------
Consolidated Return Period" means a taxable period that ends on, before, or includes the Distribution Date for which a consolidated, combined or unitary (as applicable) federal, state or local Income Tax Return is filed or required to be filed by the SeraCare Consolidated Group or by a member thereof (except any Income Tax Return filed or required to be filed by Life Sciences with respect to any Post-Distribution Taxable Period).

          Section 1.28  SeraCare Consolidated Tax Liability. "SeraCare
                        -----------------------------------
Consolidated Tax Liability" means the consolidated, combined or unitary Income Tax Liability of the SeraCare Consolidated Group.

          Section 1.29  SeraCare State and Local Returns. "SeraCare State and
                        --------------------------------
Local Returns" means any combined, consolidated or unitary state or local Income Tax Returns or amendments thereof that are required to be filed by SeraCare or a member of the SeraCare Consolidated Group for any SeraCare Consolidated Return Period.

          Section 1.30  Subsidiary. "Subsidiary" has the meaning set forth in
                        ----------
Section 9.35 of the Separation Agreement.

          Section 1.31  Tax Attribute. "Tax Attribute" means a consolidated net
                        -------------
operating loss, a consolidated net capital loss, a consolidated unused investment credit, a consolidated unused foreign tax credit, or a consolidated excess charitable contribution (as such terms are used in Treasury Regulations ss.ss.1.1502-79 and 1.1502-79A) or analogous provisions of state or local law, or a U.S. federal minimum tax credit or U.S. federal general business credit or analogous provisions of state or local law (but not tax basis or earnings and profits).

          Section 1.32  Taxing Jurisdiction. "Taxing Jurisdiction" means the
                        -------------------
United States and every other government or governmental unit, whether domestic or foreign, having jurisdiction to tax SeraCare, Life Sciences or any of their respective affiliates.

          Section 1.33  Life Sciences. "Life Sciences" has the meaning set forth
                        -------------
in the preamble and shall include for all purposes of this Agreement its Subsidiaries.

                                  ARTICLE II
             PREPARATION AND FILING OF TAX RETURNS; PAYMENT OF TAX

          Section 2.1  Federal Returns of SeraCare.
                       ---------------------------

                (a) General. Except as provided herein, SeraCare shall have sole
                    -------
and exclusive responsibility for the preparation and filing of all SeraCare Consolidated Federal Returns, and any amendments thereto, with the IRS. SeraCare shall, on a timely basis, file or cause to be filed all SeraCare Consolidated Federal Returns and estimated tax returns of the SeraCare Consolidated Group as are required to be filed in its sole discretion. SeraCare shall have the right to: determine the manner in which all such returns shall be filed; make any elections in connection with any such returns; contest, compromise and settle any adjustments of deficiency proposed, asserted or assessed in connection with any such returns; file, pursue, compromise or settle any claim for refund; and determine whether any refunds to which the SeraCare Consolidated Group is entitled shall be paid by way of a refund or credit. Notwithstanding the foregoing, such returns shall be filed in a manner consistent with an allocation of items of income, gain, loss or deduction of SeraCare and all other members of the SeraCare Consolidated Group, including Life Sciences (including any deferred income triggered into income by Treasury Regulations ss. 1.1502-13 and ss. 1.1502-14 and any excess loss accounts taken into income under Regulations ss. 1.1502-19) based upon Treasury Regulations ss.1.1502-76(b)(1)(ii) on an accrual basis, and using a "closing of the books" method.

                (b) Notwithstanding Section 2.1(c) and (d), SeraCare shall have the sole authority to take any position on SeraCare Consolidated Federal Returns (including any amended returns) to the extent that such position is consistent with SeraCare's prior practice. To the extent such position on SeraCare Consolidated Federal Returns is related to the Income Tax Liability of Life Sciences, Life Sciences and SeraCare shall cooperate with each other reasonably and in good faith to determine whether any such position is consistent with SeraCare's prior practice, is inconsistent with SeraCare's prior practice, or has no comparable prior practice.

                (c) SeraCare shall allow Life Sciences an opportunity to review and comment upon such SeraCare Consolidated Federal Returns (including any amended returns) to the extent that they relate to the Income Tax Liability of Life Sciences solely to the extent that positions taken on such returns are inconsistent with SeraCare's prior practice or have no comparable prior practice. For any position on such SeraCare Consolidated Federal Returns that is inconsistent with SeraCare's prior practice or has no comparable prior practice, and that relates to the Income Tax Liability of Life Sciences that would affect Life Sciences on or after the date hereof, Life Sciences and SeraCare shall cooperate with each other reasonably and in good faith to determine a mutually acceptable return position.

                (d) Subject to Section 2.1(c), to the extent an election, return position, or amendment to a federal Income Tax Return filed by SeraCare or a member of the SeraCare Consolidated Group relates to an item of income, gain, loss or deduction of Life Sciences accruing in a Post-Distribution Taxable Period, Life Sciences and SeraCare shall cooperate with each other reasonably and in good faith to determine a mutually acceptable election, return position, or amendment to such Income Tax Return. Notwithstanding the foregoing, if such election, return position, or amendment to such Income Tax Return solely affects Life Sciences, such election, return position, or amendment to such Income Tax Return shall be determined by Life Sciences in its sole discretion, reasonably and in good faith.

                (e) Cooperation. Life Sciences shall furnish SeraCare, at least sixty (60) days before the due date (including extensions) of any SeraCare Consolidated Federal Return, its completed section of such return, prepared in accordance with this Agreement, and in a manner consistent with prior returns. Life Sciences shall also furnish SeraCare work papers and other such information and documentation as is reasonably requested by SeraCare with respect to Life Sciences.

          Section 2.2  State and Local Returns of SeraCare.
                       -----------------------------------

                (a) General. SeraCare shall have sole and exclusive
                    -------
responsibility for the preparation and filing of all SeraCare State and Local Returns. SeraCare shall on a timely basis file or cause to be filed all SeraCare State and Local Returns and estimated tax returns of the SeraCare Consolidated Group as are required to be filed in its sole discretion. SeraCare shall have the right to: determine the manner in which all such returns shall be filed; make any elections in connection with any such returns; contest, compromise and settle any adjustments of deficiency proposed, asserted or assessed in connection with any such returns; file, pursue, compromise or settle any claim for refund; and determine whether any refunds to which the SeraCare Consolidated Group is entitled shall be paid by way of a refund or credit. Notwithstanding the foregoing, such returns shall be filed in a manner consistent with the preparation of the relevant SeraCare Consolidated Federal Return and, when requested by Life Sciences in its reasonable discretion, shall allocate items of income, gain, loss and deduction of Life Sciences on a per diem basis.

                (b) Notwithstanding Section 2.2(c) and (d), SeraCare shall have the sole authority to take any position on SeraCare State and Local Returns (including any amended returns) to the extent that such position is consistent with SeraCare's prior practice. To the extent such position on SeraCare State and Local Returns is related to the Income Tax Liability of Life Sciences, Life Sciences and SeraCare shall cooperate with each other reasonably and in good faith to determine whether any such position is consistent with SeraCare's prior practice, is inconsistent with SeraCare's prior practice, or has no comparable prior practice.

                (c) SeraCare shall allow Life Sciences an opportunity to review and comment upon such SeraCare State and Local Returns (including any amended returns) to the extent that they relate to the Income Tax Liability of Life Sciences solely to the extent that positions taken on such returns are inconsistent with SeraCare's prior practice or have no comparable prior practice. For any position on such SeraCare State and Local Returns that is inconsistent with SeraCare's prior practice or has no comparable prior practice, and that relates to the Income Tax Liability of Life Sciences that would affect Life Sciences on or after the date hereof, Life Sciences and SeraCare shall cooperate with each other reasonably and in good faith to determine a mutually acceptable return position.

                (d) Subject to Section 2.2(c), to the extent an election, return position, or amendment to a state or local Income Tax Return filed by SeraCare or a member of the SeraCare Consolidated Group relates to an item of income, gain, loss or deduction of Life Sciences accruing in a Post-Distribution Taxable Period, Life Sciences and SeraCare shall cooperate with each other reasonably and in good faith to determine a mutually acceptable election, return position, or amendment to such Income Tax Return. Notwithstanding the foregoing, if such election, return position, or amendment to such Income Tax Return solely affects Life Sciences, such election, return position, or amendment to such Income Tax Return shall be determined by Life Sciences in its sole discretion, reasonably and in good faith.

                (e) Cooperation. SeraCare shall timely advise Life Sciences of the inclusion of Life Sciences in any SeraCare State and Local Returns and the jurisdictions in which such returns will be filed. Life Sciences shall evidence its agreement to be included in such return on the appropriate form(s) and shall take such other actions as may be appropriate to carry out the purposes and intent of Section 2.1 and this Section 2.2, provided that such actions are not inconsistent with this Agreement. Life Sciences shall furnish SeraCare, at least sixty (60) days before the due date (including extensions) of any such SeraCare State and Local Returns, its completed section of such returns, prepared in accordance with this Agreement, and in a manner consistent with prior returns. Life Sciences shall also furnish SeraCare workpapers and other such information and documentation as is reasonably requested by SeraCare with respect to Life Sciences.

          Section 2.3  Income Tax Liability.
                       --------------------

                (a) SeraCare Consolidated Federal Return Liability. Except to
                    ----------------------------------------------
the extent otherwise provided herein, SeraCare shall be liable for and indemnify Life Sciences against all Income Taxes due in respect of all SeraCare Consolidated Federal Returns.

                (b) SeraCare State and Local Return Liability. Except to the
                    -----------------------------------------
extent otherwise provided herein, SeraCare shall be liable for and indemnify Life Sciences against all Income Taxes due in respect of all SeraCare State and Local Returns.

                (c) Life Sciences Payment of Income Tax Liability. With respect
                    ---------------------------------------------
to the Pre-Distribution Taxable Period beginning the date hereof and ending on the Distribution Date (the "Life Sciences Liability Period"), Life Sciences shall pay to SeraCare an amount equal to the amount of taxes for which Life Sciences would be directly liable if Life Sciences filed its Income Tax Returns on a separate company basis and paid Income Tax based solely upon items of income, gain, loss or deduction of Life Sciences for the Life Sciences Liability Period (the "Life Sciences Tax Liability"). For purposes of determining the Life Sciences Tax Liability, Life Sciences shall furnish SeraCare, at least sixty
(60) days before the due date (including extensions) of any relevant Income Tax Return of SeraCare, its calculation of the items of income, gain, loss or deduction of Life Sciences as a separate company, based upon a closing of the books method. Life Sciences shall also furnish SeraCare work papers and other such information and documentation as is reasonably requested by SeraCare with respect to Life Sciences. In no event shall the Life Sciences Tax Liability attributable to any SeraCare Consolidated Return Period exceed the aggregate amount of Income Tax payable by SeraCare for such period.

          Section 2.4  Life Sciences Separate Returns and Income Tax Liability.
                       -------------------------------------------------------
Life Sciences shall prepare, or cause to be prepared, all Income Tax Returns of Life Sciences for, and shall be liable for, all Income Taxes of Life Sciences due in respect of, (a) all Post-Distribution Taxable Periods and (b) any taxable period for which Life Sciences, with respect to such Income Tax, is not or was not a member of the SeraCare Consolidated Group.

                                  ARTICLE III
                       INDEMNIFICATION FOR INCOME TAXES

          Section 3.1  Indemnification by SeraCare. Except as otherwise provided
                       ---------------------------
in this Article III, SeraCare shall indemnify and hold Life Sciences and its successors and assigns harmless from and against (i) the SeraCare Consolidated Tax Liability, including any Income Taxes that are imposed on SeraCare, any member of the SeraCare Consolidated Group, Life Sciences or any other Person as a result (in whole or in part) of the Distribution or the Merger, (ii) any liability for Income Taxes as a result of Treasury Regulations ss.1.1502-6 or any analogous or similar provision under state or local law or regulation, of any Person which is or has ever been a member of the SeraCare Consolidated Group, (iii) all Income Tax Liabilities that SeraCare is required to pay under
Article II hereof, and (iv) any costs and expenses related to any of the foregoing (including, without limitation, reasonable legal, accounting, appraisal, consulting or similar fees and expenses), provided, however, that this Section 3.1 shall not apply to any portion of the Life Sciences Tax Liability.

          Section 3.2  Indemnification by Life Sciences. From and after the
                       --------------------------------
Distribution Date, Life Sciences shall indemnify and hold each member of the SeraCare Consolidated Group (other than Life Sciences) harmless from and against
(i) all Income Tax Liabilities that Life Sciences is required to pay under
Article II hereof, and (ii) any costs and expenses related to any of the foregoing (including, without limitation, reasonable legal, accounting, appraisal, consulting or similar fees and expenses.

                                  ARTICLE IV
                              INCOME TAX CONTESTS

          Section 4.1  Notification. Life Sciences shall promptly upon receipt
                       ------------
of notice thereof notify SeraCare in writing of any communication with respect to any pending or threatened Proceeding in connection with an Income Tax Liability (or an issue related thereto) for which SeraCare may be responsible pursuant to this Agreement. Life Sciences shall include with such notification a true, correct and complete copy of any written communication, and an accurate and complete written summary of any oral communication, so received by Life Sciences. The failure of Life Sciences to timely forward such notification in accordance with the immediately preceding sentence shall not relieve SeraCare of its obligation to pay such Income Tax Liability or indemnify Life Sciences therefor, except and to the extent that the failure to timely forward such notification actually prejudices the ability of SeraCare to contest such Income Tax Liability or increases the amount of such Income Tax Liability. Similarly, SeraCare shall promptly upon receipt of notice thereof notify Life Sciences in writing of any communication with respect to any pending or threatened Proceeding in connection with an Income Tax Liability (or an issue related thereto) for which Life Sciences may be responsible pursuant to this Agreement. SeraCare shall include with such notification a true, correct and complete copy of any written communication, and an accurate and complete written summary of any oral communication, so received by SeraCare. The failure of SeraCare to timely forward such notification in accordance with the immediately preceding sentence shall not relieve Life Sciences of its obligation to pay such Income Tax Liability or indemnify SeraCare therefor, except and to the extent that the failure to timely forward such notification actually prejudices the ability of Life Sciences to contest such Income Tax Liability or increases the amount of such Income Tax Liability.

          Section 4.2  Proceedings Involving SeraCare. Except as limited in
                       ------------------------------
Section 4.2(a), (b), (c), and (d), SeraCare (or such member of the SeraCare Consolidated Group as SeraCare shall designate) shall be entitled to designate counsel with respect to any Proceeding with respect to an Income Tax Return filed by SeraCare or a member of the SeraCare Consolidated Group, and SeraCare shall have the right to resolve any such Proceeding in its sole discretion.

                (a) SeraCare shall allow Life Sciences and its counsel to participate at its own expense in any Proceeding relating to an Income Tax Return filed for a SeraCare Consolidated Return Period, to the extent that such Proceeding relates to Income Tax for which Life Sciences would be liable under Sections 2.3 or 2.4 hereof. Life Sciences shall have the sole authority to determine whether any such Proceeding relates to Income Tax for which Life Sciences would be liable under Sections 2.3 or 2.4 hereof, which authority shall be exercised by Life Sciences reasonably and in good faith;

                (b) Subject to Section 4.2(a), to the extent an election, return position, or amendment to an Income Tax Return filed by SeraCare or a member of the SeraCare Consolidated Group relates to an item of income, gain, loss or deduction of Life Sciences accruing in a Post-Distribution Taxable Period, Life Sciences and SeraCare shall cooperate with each other reasonably and in good faith to determine a mutually acceptable election, return position, or amendment to such Income Tax Return. Notwithstanding the foregoing, if such election, return position, or amendment to such Income Tax Return solely affects Life Sciences, such election, return position, or amendment to such Income Tax Return shall be determined by Life Sciences in its sole discretion reasonably and in good faith;

                (c) Life Sciences shall be entitled to designate counsel with respect to any Proceeding with respect to an Income Tax Return that includes solely Life Sciences and relates solely to items for which Life Sciences is responsible hereunder, and Life Sciences shall have the right to resolve any such Proceedings in its sole discretion.

                (d) Life Sciences shall allow SeraCare and its counsel to participate at its own expense in any Proceeding relating to an Income Tax Return filed by Life Sciences, to the extent that such Proceeding relates to Income Tax for which SeraCare would be liable under Section 2.3 hereof. SeraCare shall have the sole authority to determine whether any such Proceeding relates to Income Tax for which SeraCare would be liable under Section 2.3 hereof, which authority shall be exercised by SeraCare reasonably and in good faith.

          Section 4.3  Power of Attorney. Life Sciences shall execute and
                       -----------------
deliver to SeraCare any power of attorney or other document reasonably requested by SeraCare (or a designee) in connection with any Proceeding described in
Section 4.2 hereof.

                                   ARTICLE V
            APPORTIONMENT OF TAX ATTRIBUTES; REFUNDS; TAX SHARING
                                  AGREEMENTS

          Section 5.1  Apportionment of Tax Attributes.
                       -------------------------------

                (a) If the SeraCare Consolidated Group has a Pre-Distribution Tax Attribute, the portion, if any, of such Pre-Distribution Tax Attribute that shall be apportioned to Life Sciences and treated as a carryover to the first Post-Distribution Taxable Period of Life Sciences shall be determined as if the members of the SeraCare Consolidated Group had filed returns on a separate company basis; provided, however, that the portion, if any, of any consolidated unused foreign tax credit which shall be apportioned to Life Sciences shall be determined separately with respect to each of the items of income listed in
Section 904(d) of the Code.

                (b) Subject to Life Sciences' consent, which consent shall not be unreasonably withheld, SeraCare shall determine the portion, if any, of any Pre-Distribution Tax Attribute that must (absent a Final Determination to the contrary) be apportioned to Life Sciences in accordance with this Section 5.1 and applicable law, and the amount of tax basis and earnings and profits to be apportioned to Life Sciences in accordance with applicable law, and shall provide written notice of the calculation thereof to Life Sciences within 180 days of the filing of the SeraCare Consolidated Federal Return that includes the Distribution Date.

          Section 5.2  Refunds. Except as set forth in this Section 5.2 and in
                       -------
Section 5.3, SeraCare shall be entitled to all Refunds (and any interest thereon received from the applicable Taxing Jurisdiction) in respect of Income Taxes for all SeraCare Consolidated Returns. Life Sciences shall be entitled to all Refunds (and any interest thereon received from the applicable Taxing Jurisdiction) in respect of (a) Income Taxes paid by Life Sciences for all Post-Distribution Taxable Periods, (b) the Life Sciences Tax Liability, and (c) any separate returns filed by Life Sciences pursuant to Section 2.4 hereof. A party receiving a Refund to which another party is entitled pursuant to this Section
5.2 shall pay the amount to which such other party is entitled within ten (10) days after such Refund is received. SeraCare shall be permitted to file, and Life Sciences shall fully cooperate with SeraCare in connection with, any claim for Refund in respect of an Income Tax for which any member of the SeraCare Consolidated Group is responsible pursuant to Article II hereof.

          Section 5.3  Carrybacks. Life Sciences elects not to carry back any
                       ----------
Post-Distribution Tax Attribute into a SeraCare Consolidated Return. SeraCare shall have no obligation to file any Income Tax Return or refund claim, amended or otherwise, as a result of any Post-Distribution Tax Attribute of Life Sciences.

          Section 5.4  Retention of Carryovers. SeraCare shall not elect to
                       -----------------------
retain any net operating loss carryovers or capital loss carryovers of Life Sciences under Treasury Regulations ss. 1.1502-20(g), provided, however, that any such net operating loss carryover or capital loss carryover of Life Sciences may be used in the computation of the taxable income of any SeraCare Consolidated Return.

          Section 5.5  Tax Sharing Agreements. Any tax sharing agreement (other
                       ----------------------
than this Agreement) between SeraCare and Life Sciences or between Life Sciences and any other Person shall be terminated as of the Distribution Date and will have no further effect for any taxable year (whether the current year, a future year, or a past year).

                                  ARTICLE VI
                    COOPERATION AND EXCHANGE OF INFORMATION

          Section 6.1  Cooperation.
                       -----------

                (a) Life Sciences, on behalf of itself and each of its affiliates, agrees to provide SeraCare (or its designee) with such cooperation or information as SeraCare (or its designee) reasonably shall request in connection with the determination of any other calculations described in this Agreement, the preparation or filing of any Income Tax Return or claim for Refund, or the conduct of any Proceeding. Such cooperation and information shall include, without limitation, (i) promptly forwarding copies of appropriate notices and forms or other communications (including, without limitation, information document requests, revenue agent reports and similar reports, notices of proposed adjustments and notices of deficiency) received from or sent to any Taxing Jurisdiction or any other administrative, judicial or governmental authority, (ii) upon reasonable notice, providing copies of all relevant Income Tax Returns, together with accompanying schedules and related workpapers, documents relating to rulings or other determinations by taxing authorities, and such other records concerning the ownership and tax basis of property, or other relevant information that Life Sciences or its affiliates may possess, (iii) upon reasonable notice, providing of such additional information and explanations of documents and information provided under this Agreement (including statements, certificates and schedules delivered by either party) as shall be reasonably requested by SeraCare (or its designee), (iv) upon reasonable notice, the providing of any document that may be necessary or reasonably helpful in connection with the filing of an Income Tax Return, a claim for a Refund, or in connection with any Proceeding, including such waivers, consents or powers of attorney as may be necessary for SeraCare to exercise its rights under this Agreement, and (v) upon reasonable notice, using reasonable efforts to obtain any documentation from a governmental authority or a third party that may be necessary or reasonably helpful in connection with any of the foregoing. Upon reasonable notice, Life Sciences shall make its, or shall cause its affiliates to make their, employees and facilities available on a mutually convenient basis to provide explanation of any documents or information provided hereunder. Any information obtained under this Section 6.1(a) shall be kept confidential, except as otherwise reasonably may be necessary in connection with the filing of Income Tax Returns or claims for Refund or in conducting any Proceeding. It is expressly the intention of the parties to this Agreement to take all actions that shall be necessary to establish SeraCare as the sole agent for Income Tax purposes with respect to all SeraCare Consolidated Returns.

                (b) SeraCare, on behalf of itself and each member of the SeraCare Consolidated Group (including SeraCare), agrees to provide Life Sciences (or its designee) with such cooperation or information as Life Sciences (or its designee) reasonably shall request in connection with the determination of any other calculations described in this Agreement, the preparation or filing of any Income Tax Return or claim for Refund, or the conduct of any

Proceeding. Such cooperation and information shall include, without limitation and upon reasonable notice, promptly forwarding copies of appropriate notices and forms or other communications (including, without limitation, information document requests, revenue agent's reports and similar reports, notices of proposed adjustments and notices of deficiency) received from or sent to any Taxing Jurisdiction or any other administrative, judicial or governmental authority, (ii) upon reasonable notice, providing copies of all relevant Income Tax Returns, together with accompanying schedules and related workpapers, documents relating to rulings or other determinations by taxing authorities, and such other records concerning the ownership and tax basis of property, or other relevant information that SeraCare or any member of the SeraCare Consolidated Group may possess, (iii) upon reasonable notice, the provision of such additional information and explanations of documents and information provided under this Agreement (including statements, certificates and schedules delivered by either party) as shall be reasonably requested by Life Sciences (or its designee), (iv) upon reasonable notice, the execution of any document that may be necessary or reasonably helpful in connection with the filing of an Income Tax Return, a claim for a Refund, or in connection with any Proceeding, including such waivers, consents or powers of attorney as may be necessary for Life Sciences to exercise its rights under this Agreement, and (v) the use of SeraCare's reasonable efforts to obtain any documentation from a governmental authority or a third party that may be necessary or reasonably helpful in connection with any of the foregoing. Upon reasonable notice, SeraCare shall make, or shall cause each member of the SeraCare Consolidated Group to make, its employees and facilities available on a mutually convenient basis to provide explanation of any documents or information provided hereunder. Any information obtained under this Section 6.1(b) shall be kept confidential, except as otherwise reasonably may be necessary in connection with the filing of Income Returns or claims for Refund or in conducting any Proceeding. Notwithstanding any other provision of this Agreement, neither Life Sciences, nor any of its affiliates nor any other Person shall have any right to receive or obtain any information relating to income of SeraCare or any of its affiliates other than information relating to items of income, gain, loss, deduction, or the Income Tax Liability of Life Sciences.

          Section 6.2  Retention of Records. Life Sciences agrees to retain all
                       --------------------
Income Tax Returns, related schedules and workpapers, and all material records and other documents as required under Code Section 6001 and the regulations promulgated thereunder (and any similar provision of state, local, or foreign Income or other Tax law) existing on the date hereof or created in respect of
(i) any taxable period that ends on or before or includes the Distribution Date or (ii) any taxable period that may be subject to a claim hereunder, until the later of (x) the expiration of the statute of limitations (including extensions) for the taxable periods to which such Income Returns and other documents relate and (y) the Final Determination of any payments that may be required in respect of such taxable periods under this Agreement. From and after the end of the period described in the preceding sentence of this Section 6.2, if Life Sciences wishes to dispose of any such records and documents, then Life Sciences shall provide written notice thereof to SeraCare and shall provide SeraCare the opportunity to take possession of any such records and documents within ninety
(90) days after such notice is delivered; provided, however, that if SeraCare does not, within such ninety (90) day period, confirm its intention to take possession of such records and documents, Life Sciences may destroy or otherwise dispose of such records and documents.

                                  ARTICLE VII
                                   PAYMENTS

          Section 7.1  Method of Payment. All payments required by this
                       -----------------
Agreement shall be made by (a) wire transfer to the appropriate bank account as may from time to time be designated by the parties for such purpose; provided that, on the date of such wire transfer, notice of the transfer is given to the recipient thereof in accordance with Section 8.4 hereof, or (b) any other method agreed to by the parties. All payments due under this Agreement shall be deemed to be paid when available funds are actually received by the payee.

          Section 7.2  Interest. Any payment required by this Agreement that is
                       --------
not made on or before the date required hereunder shall bear interest, from and after such date through the date of payment, at the underpayment rate as in effect at such time under Section 6621 of the Code.

          Section 7.3  Characterization of Payments. For all tax purposes, the
                       ----------------------------
parties hereto agree to treat, and to cause their respective affiliates to treat, (i) any payment required by this Agreement as a contribution by SeraCare to Life Sciences occurring immediately prior to the Distribution and (ii) any payment of interest or non-federal Income Taxes by or to a Taxing Jurisdiction, as taxable to or deductible by, as the case may be, the party entitled under this Agreement to receive such payment or required under this Agreement to make such payment, in either case except as otherwise mandated by applicable law; provided that in the event it is determined as a result of a Final Determination that any such treatment is not permissible, the payment in question shall be adjusted to place the parties in the same after-tax position they would have enjoyed absent such Final Determination. Any payment required by this Agreement by Life Sciences to SeraCare shall be treated as Life Sciences' share of the tax liability of the SeraCare Consolidated Returns, as determined in accordance with this Agreement and the Treasury Regulations under Section 1502.

          Section 7.4  Time of Indemnification Payment. To the extent an
                       -------------------------------
indemnification obligation arises, the Indemnifying Party shall, upon at least ten (10) days' prior notice, make payment pursuant to such indemnification obligation no later than five (5) days prior to the date the Indemnified Party makes a payment of taxes, interest, or penalties with respect to such Income Tax Liability, including a proposed adjustment of taxes or an assessment of tax deficiency asserted or made by any Taxing Jurisdiction that is premised in whole or part on such Income Tax Liability, or a payment made in settlement of an asserted tax deficiency.

                                 ARTICLE VIII
                           MISCELLANEOUS PROVISIONS

          Section 8.1  Entire Agreement. This Agreement, the Ancillary
                       ----------------
Agreements and the Exhibits and Schedules referenced or attached hereto and thereto, constitute the entire agreement between the parties with respect to the subject matter hereof and shall supersede all prior written and oral and all contemporaneous oral agreements and understandings with respect to the subject matter hereof.

          Section 8.2  Dispute Resolution. Any and all controversies, disputes
                       ------------------
or claims arising out of, relating to, in connection with or resulting from this Agreement (or any amendment thereto or any transaction contemplated hereby or thereby), including as to its existence, interpretation, performance, non-performance, validity, breach or termination, including any claim based on contract, tort, statute or constitution and any claim raising questions of law, whether arising before or after termination of this Agreement, shall be deemed a Dispute as defined in
Section 7.6 of the Separation Agreement and shall be resolved exclusively by, in accordance with, and subject to the limitations set forth in Section 7.6 of the Separation Agreement.

          Section 8.3  Governing Law. This Agreement shall be governed by and
                       -------------
construed in accordance with the laws of the State of Delaware, without regard to its rules regarding conflicts of laws.

          Section 8.4  Notices. Any notice, demand, offer, request or other
                       -------
communication required or permitted to be given by either party pursuant to the terms of this Agreement shall be in writing and shall be deemed effectively given the earlier of (i) when received, (ii) when delivered personally, (iii) one (1) business day after being delivered by facsimile (with receipt of appropriate confirmation), (iv) one (1) business day after being deposited with an overnight courier service, or (v) four (4) days after being deposited in the U.S. mail, First Class with postage prepaid, and addressed to the attention of the party's Chief Executive Officer at the address of its principal executive office or such other address as a party may request by notifying the other party thereof in writing.

          Section 8.5  Agent. Life Sciences hereby irrevocably appoints SeraCare
                       -----
as its agent and limited attorney-in-fact to take any action as SeraCare may deem necessary or appropriate to effect the tax sharing contemplated by this Agreement including, without limitation, those actions specified in Treasury Regulation ss.1.1502-77(a) and analogous provisions of state and local law.

          Section 8.6  Amendment. This Agreement may be amended, modified or
                       ---------
supplemented only by a written agreement signed by both of the parties hereto.

          Section 8.7  Counterparts. This Agreement and the other documents
                       ------------
referred to herein, may be executed via facsimile or otherwise in counterparts, each of which shall be deemed to be an original but all of which shall constitute one and the same agreement.

          Section 8.8  Binding Effect; Assignment. This Agreement shall inure to
                       --------------------------
the benefit of and be binding upon the parties hereto and their respective legal representatives and successors, and nothing in this Agreement, express or implied, is intended to confer upon any other Person any rights or remedies of any nature whatsoever under or by reason of this Agreement. Except as herein specifically provided to the contrary, neither party may assign this Agreement or any rights or obligations hereunder, without the prior written consent of the other party, and any such assignment shall be void; provided, however, that either party (or its permitted successive assignees or transferees hereunder) may assign or transfer this Agreement as a whole without consent to an entity that succeeds to all or substantially all of the business or assets of such party to which this Agreement relates. Notwithstanding the foregoing, SeraCare may assign any of its rights or obligations under this Agreement to any member of its consolidated group as determined under Section 1504 of the Code it shall designate or to any purchaser of SeraCare; provided, however, that no such assignment shall relieve SeraCare of any obligation to make a payment hereunder to Life Sciences to the extent such designee fails to make such payment.

          Section 8.9  Severability. The parties hereto have negotiated and
                       ------------
prepared the terms of this Agreement in good faith with the intent that each and every one of the terms, covenants and conditions herein be binding upon and inure to the benefit of the respective parties. Accordingly, if any one or more of the terms, provisions, promises, covenants or conditions of this Agreement or the application thereof to any person or circumstance shall be adjudged to any extent invalid, unenforceable, void or voidable for any reason whatsoever by a court of competent jurisdiction, such provision shall be as narrowly construed as possible, and each and all of the remaining terms, provisions, promises, covenants and conditions of this Agreement or their application to other persons or circumstances shall not be affected thereby and shall be valid and enforceable to the fullest extent permitted by law. To the extent this Agreement is in violation of applicable law, then the parties agree to negotiate in good faith to amend the Agreement, to the extent possible consistent with its purposes, to conform to law.

          Section 8.10 Waiver of Breach. The waiver by either party hereto of a
                       ----------------
breach or violation of any provision of this Agreement shall not operate as, or be construed to constitute, a waiver of any subsequent breach of the same or another provision hereof.

          Section 8.11 Amendment and Execution. This Agreement and amendments
                       -----------------------
hereto shall be in writing and executed in multiple copies via facsimile or otherwise on behalf of SeraCare and Life Sciences by their respective duly authorized officers and representatives. Each multiple copy shall be deemed an original, but all multiple copies together shall constitute one and the same instrument.

          Section 8.12 Authority. Each of the parties hereto represents to the
                       ---------
other that (a) it has the corporate or other requisite power and authority to execute, deliver and perform this Agreement, (b) the execution, delivery and performance of this Agreement by it have been duly authorized by all necessary corporate or other actions, (c) it has duly and validly executed and delivered this Agreement, and (d) this Agreement is a legal, valid and binding obligation, enforceable against it in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and general equity principles.

          Section 8.13 Descriptive Headings. The headings contained in this
                       --------------------
Agreement and in the table of contents to this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. When a reference is made in this Agreement to an Article or a Section, such reference shall be to an Article or Section of this Agreement unless otherwise indicated.

          Section 8.14 Gender and Number. Whenever the context of this Agreement
                       -----------------
requires, the gender of all words herein shall include the masculine, feminine and neuter, and the number of all words herein shall include the singular and plural.

          Section 8.15 Additional Assurances. Except as may be specifically
                       ---------------------
provided herein to the contrary, the provisions of this Agreement shall be self-operative and shall not require further agreement by the parties; provided, however, at the request of either party, the other party shall execute such additional instruments and take such additional acts as are reasonable, and as the requesting party may reasonably deem necessary, to effectuate this Agreement.

          Section 8.16 Force Majeure. Neither party shall be liable or deemed to
                       -------------
be in default for any delay or failure in performance under this Agreement or other interruption of service deemed to result, directly or indirectly, from acts of God, civil or military authority, acts of public enemy, war, accidents, explosions, earthquakes, floods, failure of transportation, strikes or other work interruptions by either party's employees, or any other similar cause beyond the reasonable control of either party unless such delay or failure in performance is expressly addressed elsewhere in this Agreement.

         IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf by its officers thereunto duly authorized on the day and year first above written.


SERACARE, INC.                                SERACARE LIFE SCIENCES, INC.

By: /s/ Barry Plost                           By:  /s/ Jerry Burdick
    ---------------------                          -----------------------
Name; Barry Plost                             Name; Jerry Burdick
Title: Chief Executive Officer                Title: Executive Vice President




                   [SIGNATURE PAGE TO TAX SHARING AGREEMENT]